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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 26, 1997



                      PHYSICIANS CLINICAL LABORATORY, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-20678                     68-0280528
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)









              2495 NATOMAS PARK DRIVE, SACRAMENTO, CALIFORNIA      95833
               (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (916) 648-3500



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 2.        Acquisition or Disposition of Assets.


               On February 24, 1997, Physicians Clinical Laboratory, Inc., a Delaware corporation (the "Company") entered into an Agreement for Purchase and Sale of Stock (the "Agreement") with Nu-Tech Bio-Med, Inc., a Delaware corporation ("Nu-Tech"), whereby PCL acquired all issued and outstanding shares (the "Shares") of Medical Science Institute, Inc. ("MSI") from Nu-Tech, the beneficial and record owner of all issued and outstanding shares of MSI. The closing of the transactions contemplated by the Agreement (the "Closing") occurred on February 26, 1997. On November 8, 1996, the Company filed a plan of reorganization (the "Plan") under Chapter 11 of the United States Bankruptcy Code with the U.S. Bankruptcy Court for the Central District of California, Los Angeles Division (the "Bankruptcy Court"), Case No. SV96-23185-GM. Nu-Tech is one of the proponents of the Plan. J. Marvin Feigenbaum, the President of Nu-Tech, is the Chief Operating Officer of the Company.

               In consideration for the Shares, the Company paid to Nu-Tech an aggregate amount in cash equal to $2,643,183.03. The Company also issued and delivered a Promissory Note to Nu-Tech in the principal amount of $5,000,000.00. The aggregate consideration and other payments to be made in connection with the foregoing transaction were arrived at pursuant to arms' length negotiations between the Company and Nu-Tech.

               On the Closing Date, the Company was a debtor in possession in the Chapter 11 case before the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the "Bankruptcy Court"), Case No. SV96-23185-GM. Consequently, Bankruptcy Court approval was required with respect to the purchase of the Shares and the related transactions, and such approval was granted by court order on January 29, 1997.



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Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               (a)    Financial Statements of Business Acquired.

                      Financial statements of the acquired business reported in
Item 2 will be filed, if required, by amendment to this Form 8-K within 60 days of March 13, 1997.

               (b)    Pro Forma Financial Information.

                      Pro forma financial information for the transaction reported in Item 2 will be filed, if required, by amendment to this Form 8-K within 60 days of March 13, 1997.


               (c)    Exhibits.

                      2.1 Agreement for Purchase and Sale of Stock dated February 24, 1997 by and among Physicians Clinical Laboratory, Inc., Medical Science Institute, Inc., and Nu-Tech Bio-Med, Inc.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PHYSICIANS CLINICAL LABORATORY,
                                            INC.


                                            By:    /s/ RICHARD M. BROOKS
                                                   -----------------------------
                                                   Richard M. Brooks
                                                   Senior Vice President and
                                                   Chief Financial Officer




Dated:  March 13, 1997


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                                  EXHIBIT INDEX


   Exhibit
   Number                                   Description of Document

     2.1 Agreement for Purchase and Sale of Stock dated February 24, 1997 by and among Physicians Clinical Laboratory, Inc., Medical Science Institute, Inc., and Nu-Tech Bio-Med, Inc.





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